                                 EXHIBIT 10.5


                             AMENDMENT AGREEMENT

    This agreement to amend the Management Incentive Agreements effective January 1, 1994 (the "Agreements"), issued pursuant to the Southwest Coca-Cola Bottling Company, Inc. Management Incentive Plan (the "Plan") is entered by and among Southwest Coca-Cola Bottling Company, Inc. (the "Company") and the undersigned employees of the Company who are parties to the Agreements, to be effective when 8 such employees have signed this agreement (referred to below as the "Amendment").

    WHEREAS, The Coca-Cola Bottling Group (Southwest), Inc. (the "Parent"), the corporate parent of the Company, desires to establish a Management Incentive Plan ("Parent Plan") based on three-year cumulative cash flow for the combined operations of the Company and Texas Bottling Group, Inc.;

    WHEREAS, the Plan is based solely on the cash flow of the Company for a five-year period which overlaps the time period to be covered by the Parent Plan, and is therefore redundant;

    WHEREAS, the Board of Directors of the Company believes that the Parent Plan will be more advantageous for the Company because it will align the efforts of the Parent, the Company and Texas Bottling Group, Inc. to improve the financial performance of all three entities; and

    WHEREAS, the Board of Directors of the Company has approved the revisions to the Plan and the Agreements incorporated in this Amendment;

    NOW, THEREFORE, in consideration of the foregoing, the payments to be received under the Plan and for other good and valuable consideration, the parties to this Amendment agree as follows:

    A.   Paragraph 1 of the Agreements is hereby amended to read as follows:

    "1. PAYMENT OF BONUS. If Manager qualifies to receive the Incentive Bonus, the Annual Component of the Incentive Bonus will be paid on June 13, 1997, one-half of the Three Year Component of the Incentive Bonus will be paid on March 1, 1998 and the remaining one-half of the Three Year Component of the Incentive Bonus will be paid on March 1, 1999."

    B.   Paragraph 2 of the Agreements is hereby amended to read as follows:

    "2. ONE-TIME BONUS CONCEPT. The amount of the Annual Component of the Incentive Bonus will be determined on June 1, 1997 by comparing the actual annual cash flow of the Company in each year from January 1, 1994 through December 31, 1996 to projected annual cash flow goals, and the Three Year Component of the Incentive Bonus will be determined by comparing the total cash flow for such three year period with the sum of the annual projected cash flow goals, according to the formula described in Paragraph 4 below."

    C. Paragraph 3 (a) of the Agreements is hereby amended by substituting the year 1996 for 1997, and deleting the reference to the financial statements for fiscal 1998.

    D. Paragraph 3 (b)of the Agreements is hereby amended by substituting the following chart of Cash Flow Targets:

    YEAR                          CASH FLOW TARGET
    ----                          ----------------
    1994                            $ 42,700,000
    1995                              44,835,000
    1996                              47,077,000
                                    ------------
    Three Year Total                $134,612,000


    E. Paragraph 3(d) of the Agreements is hereby amended by substituting "Three" for "Five" every place where "Five" appears in the paragraph.

    F. Paragraphs 5, 6, and 7 of the Agreements are hereby amended by substituting "on the payment date" for "February 1, 1999" in each place where "February 1, 1999" appears in such paragraphs.

    G. The parties agree that the above-stated amendments will be effective as to all Agreements when 8 of the employees listed on the signature page of this Amendment have executed this Amendment.

         APPROVED AND ACCEPTED effective June 1, 1997.

                             SOUTHWEST COCA-COLA BOTTLING
                             COMPANY, INC.

                             By: /s/ CHARLES F. STEPHENSON
                                -----------------------------

                             Its: President
                                 ----------------------------

/s/ RONNIE HILL              /s/ GARY PHY
---------------------------  --------------------------------
Ronnie Hill                  Gary Phy

/s/ BILL PEVEHOUSE           /s/ LARRY SHORT
---------------------------  --------------------------------
Bill Pevehouse               Larry Short

/s/ MIKE FLORES              /s/ JAMES LONG
---------------------------  --------------------------------
Mike Flores                  James Long

                             /s/ REX CASTLE
---------------------------  --------------------------------
Bob Bolin                    Rex Castle

/s/ PAT WALL
---------------------------  --------------------------------
Pat Wall                     Steve Arrington

/s/ JOE HOPKINS              /s/ PAT STONE
---------------------------  --------------------------------
Joe Hopkins                  Pat Stone

                             /s/ JAMES DEVER
---------------------------  --------------------------------
Eugene Stout                 James Dever

/s/ STEWART SWARTZ
---------------------------
Stewart Swartz

                             /s/ JAMES LONG
---------------------------  --------------------------------
Mike Flores                  James Long


---------------------------  --------------------------------
Bob Bolin                    Rex Castle

                             /s/ STEVE ARRINGTON
---------------------------  --------------------------------
Pat Wall                     Steve Arrington


---------------------------  --------------------------------
Joe Hopkins                  Pat Stone

/s/ EUGENE STOUT
---------------------------  --------------------------------
Eugene Stout                 James Dever


---------------------------
Stewart Swartz



                                       3